Registration No. ___-____
                                                                ICA No. ___-____

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE____, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                               |X|

                           Pre-Effective Amendment No.                     |-|
                          Post-Effective Amendment No.                     |-|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                           |X|

                           Pre-Effective Amendment No.                     |-|
                          Post-Effective Amendment No.                     |-|

                        (Check Appropriate Box or Boxes)

                          INVESTA MANAGEMENT CO., INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                551 FIFTH AVENUE
                            NEW YORK, NEW YORK 10176
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 599-4340
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Michael Miola
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                     ---------------------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             Thomas R. Westle, Esq.
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                 As soon as practicable after the effective date
                 -----------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                             SHARES OF COMMON STOCK
                     (Title of Securities Being Registered)

         It is proposed that this filing will become effective (check appropriate box):

|_|      immediately upon filing pursuant to paragraph (b).
|_|      on (date) pursuant to paragraph (b).
|_|      60 days after filing pursuant to paragraph (a)(1).
|_|      on (date) pursuant to paragraph (a)(1).
|_|      75 days after filing pursuant to paragraph (a)(2).
|_|      on (date) pursuant to paragraph (a)(2) of Rule 485.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                          INVESTA MANAGEMENT CO., INC.
                                SUPER INDEX FUND
                              INVESTMENTWIZARD FUND

                       REGISTRATION STATEMENT ON FORM N-1A

              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A


ITEM NO.          CAPTION IN PROSPECTUS
--------          ---------------------

     1            Front and Back Cover Pages
     2            Investment Objectives and Policies
     3            Transaction and Operating Expense Table
     4            Investment Objectives and Policies
     5            Dividends and Distributions; Performance Comparisons
     6            Management
     7            How to Purchase Shares; How to Redeem Shares;
                  Shareholder  Services;  Dividends and Distributions;
                  Valuation of Shares; Tax Status and General Information
     8            Not Applicable
     9            Not Applicable


                  CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
                  ----------------------------------------------

     10           Cover Page and Table of Contents
     11           Investment Objectives, Policies and Restrictions
     12           Directors and Executive Officers
     13           Ownership of Common Stock
     14           Investment Advisory and Other Services
     15           Portfolio Transactions and Allocation of Brokerage
     16           Ownership of Common Stock
     17           Net Asset Value and Public Offering Price; Redemption of
                  Shares
     18           Taxation
     19           Investment Advisory and Other Services
     20           Performance Comparisons
     21           Financial Statements

                          INVESTA MANAGEMENT CO., INC.

                                SUPER INDEX FUND
                              INVESTMENTWIZARD FUND

                                   PROSPECTUS

                              _______________, 1999


The SUPER INDEX FUND is a no-load fund that seeks to provide investors with annual total returns that exceed the annual return of the Standard & Poor's 500 Composite Market Index (the "S&P 500 Index") by investing a substantial portion of the Fund's assets in a portfolio of common stock of each of the companies comprising the S&P 500 Index ("S&P 500 Index Securities") and implementing the Investa Overwriting Strategy which involves the writing and/or buying of Standard & Poor's 100 Index Options, Standard & Poor's 500 Index Options or certain other Index Options that have a direct correlation to the S&P 500 Index (the "Index Options") according to a proprietary quantitative investment model developed by Investa, Inc. (the "Adviser"). The Fund will invest primarily in Standard & Poor's Depository Receipts (SPDRs") until it has sufficient assets (approximately $3 million) to buy S&P 500 Index Securities and replicate the S&P 500 Index.

The INVESTMENTWIZARD FUND is a no-load fund that seeks to provide investors with long-term capital appreciation by investing in the equity securities of U.S. and non-U.S. companies according to the Adviser's analysis of financial information provided to the Adviser by INVESTMENTWIZARD(SM), an interactive Internet database developed by the Adviser.









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY...........................................................1

FEES AND EXPENSES OF THE FUNDS................................................3

SUPER INDEX FUND..............................................................4

INVESTMENTWIZARD FUND.........................................................5

MAIN RISKS....................................................................6

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE.................................9

VALUATION OF SHARES..........................................................11

HOW TO PURCHASE SHARES.......................................................12

HOW TO REDEEM SHARES.........................................................14

SHAREHOLDER SERVICES.........................................................16

DIVIDENDS AND DISTRIBUTIONS..................................................16

DISTRIBUTION AND SERVICE PLAN................................................17

TAX STATUS...................................................................17

PERFORMANCE INFORMATION......................................................18

GENERAL INFORMATION..........................................................18

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT.................................19

COUNSEL AND INDEPENDENT AUDITORS.............................................19

FOR MORE INFORMATION.........................................................20

                               RISK/RETURN SUMMARY

INVESTMENT SUMMARY

1.   SUPER INDEX FUND
     ----------------

     INVESTMENT OBJECTIVE:

-- The Fund seeks to provide investors with annual returns which exceed the annual returns of the S&P 500 Index.

     PRINCIPAL INVESTMENT STRATEGIES:
     --------------------------------

--   Replicate the holdings of the S&P 500 Index.

-- Enhance the Fund's performance through the use of a proprietary quantitative option-based investment model, the "Investa Overwriting Strategy", involving the trading of Index Options

     PRINCIPAL INVESTMENT RISKS:
     ---------------------------

-- MARKET RISK. The net asset value of the Fund will fluctuate based on changes in the value of the underlying S&P 500 Index Securities. The U.S. stock markets upon which the S&P 500 Index Securities are listed are generally susceptible to volatile fluctuations in market price. Increased volatility of the Fund's assets may adversely affect the value of the Fund's shares and could result in the loss of a portion of your investment.

-- OPTION STRATEGY. The Investa Overwriting Strategy involves the trading of Index Options based on the Adviser's expectations concerning the generally unpredictable stock market. The failure of the Adviser to correctly predict the market and/or implement the Investa Overwriting Strategy could adversely affect the value of the Fund's shares and could result in the loss of a portion of your investment.


2.   INVESTMENTWIZARD FUND
     ---------------------

     INVESTMENT OBJECTIVE:
     ---------------------

-- The Fund seeks to provide investors with above-average long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES:

-- Invest in the equity securities of U.S. and non-U.S. companies without regard to market capitalization.

-- Enhance the Fund's performance by utilizing financial information provided by INVESTMENTWIZARD(SM), an interactive Internet database developed by the Adviser, which will enable the Adviser to identify specific investment opportunities that the Adviser believes will best allow the Fund to achieve its investment objective.

     PRINCIPAL INVESTMENT RISKS:
     ---------------------------

-- INVESTMENT WITHOUT REGARD TO CAPITALIZATION. The Fund will invest in equity securities without regard to market capitalization and may be subject to additional risks associated with investment in companies with small or mid-sized capital structures that tend to be more volatile and trade at a lower volume than those of larger companies.

-- RELIANCE ON INVESTMENTWIZARD(SM). The success of the Adviser's investment strategy for the InvestmentWizard Fund is dependent upon (i) the reliability and accuracy of the financial information provided through INVESTMENTWIZARD(SM) and (ii) the Adviser's ability to analyze this information and effectively exploit its analysis to achieve the Fund's objective. There is no guarantee that the financial information provided on INVESTMENTWIZARD(SM) will be reliable or accurate, that the Adviser's analysis will lead to the successful implementation of the Fund's investment strategy or that the Fund will achieve its investment objective.

-- FOREIGN SECURITIES. Investing in foreign securities involves financial, country and political risks that could adversely affect the value of the Fund's shares and your investment that are not typically associated with investing in U.S. securities.

-- DERIVATIVE TRANSACTIONS. The Fund will invest in derivatives, including Index Options utilizing the Investa Overwriting Strategy, for purposes of hedging and/or direct investment. These instruments contain certain special risks including imperfect correlations between the value of the derivative and the value of the underlying asset. The failure of the Adviser to correctly predict the market and/or implement the Investa Overwriting Strategy could adversely affect the value of the Fund's shares and could result in the loss of a portion of your investment.

     PERFORMANCE

     To date, there is no prior performance of either Fund.

                         FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF EITHER FUND.

                                               SUPER INDEX   INVESTMENTWIZARD
                                               -----------   ----------------

SHAREHOLDER TRANSACTION FEES
(PAID DIRECTLY FROM YOUR INVESTMENTS):             None            None
                                               ---------------------------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS,
AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                                  1.00%            1.00%
Management Fees (1)
--------------------------------------------------------------------------------

Distribution and/or Service (Rule 12b-1)
Fees (2)                                          0.25%            0.25%
--------------------------------------------------------------------------------

Other Expenses (3)                                ____%            ___ %
--------------------------------------------------------------------------------

Total Estimated Fund Operating Expenses (3)           %                %
--------------------------------------------------------------------------------

EXAMPLE:
          THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

          THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THESE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COST WOULD BE:

           SUPER INDEX FUND                       INVESTMENTWIZARD FUND
           ----------------                       ---------------------
           ONE YEAR        $____________          ONE YEAR    $___________
           THREE YEARS     $____________          THREE YEARS $__________

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


-----------------------------------------

(1)  The Adviser may, in its discretion, waive some or all of its advisory fees.

(2) Based on such 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(3) Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees. Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $5 million in a Fund.

           SUPER INDEX FUND                       INVESTMENTWIZARD FUND
           ----------------                       ---------------------
           ONE YEAR        $____________          ONE YEAR    $___________
           THREE YEARS     $____________          THREE YEARS $___________




                                SUPER INDEX FUND

                                                         Ticker Symbol: ________

INVESTMENT STRATEGY

         The Super Index Fund invests substantially all but in no event less than 65% of its net assets in S&P 500 Index Securities to replicate the holdings of the S&P 500 Index. As a result, the Fund is diversified in terms of industry, size, liquidity and other relevant characteristics. The Fund will, however, invest primarily in SPDRs until it has sufficient assets (approximately $3 million) to invest its assets in S&P 500 Index Securities in furtherance of its investment objective. With respect to its replication of the S&P 500 Index, the Adviser employs a passive investment management approach and does not intend to change the composition of the Fund's equity portfolio based on its own economic, financial or market analysis. For liquidity purposes or pending the purchase of additional S&P 500 Index Securities, the Fund may, from time to time, invest a portion of its net assets in SPDRs, U.S. Government securities or money market instruments.

         Unlike the management of most other "index" mutual funds, the Adviser actively manages the Super Index Fund to enhance its performance with the goal of exceeding the annual return of the S&P 500 Index by utilizing its proprietary quantitative investment model, "Investa Overwriting Strategy", used by the Adviser for its private accounts since 1984. Through the Adviser's trading of Index Options pursuant to its Investa Overwriting Strategy, the Adviser seeks to capitalize on profit opportunities created by the fact that the U.S. stock markets have, over the long term, generally traded in relatively narrow ranges and the willingness of option buyers to pay a premium for the leverage that options provide. By strategically writing and/or buying Index Options in accordance with the Investa Overwriting Strategy, the Adviser believes that the Fund will be able to achieve its investment objective of enhancing the overall annual return of the Fund to the extent that it exceeds the annual return of the S&P 500 Index. The success of the Investa Overwriting Strategy depends on the Adviser's ability to correctly predict, identify and exploit these opportunities.

         The Fund will receive premiums when it writes Index Options. The buyers of these Index Options will have the right to exercise their options and acquire the cash equivalent of the underlying securities from (if a call option), or sell the cash equivalent of the underlying securities to (if a put option), the Fund at the predetermined option exercise price. The success of the Investa Overwriting Strategy depends on the Fund receiving option overwriting premium income on opening transactions that exceeds the option premium the Fund pays on closing transactions and does not depend on the profit or loss of the underlying securities. Most mutual funds that use option strategies to hedge portfolio positions do not depend solely on the option profit or loss to justify the use of options because such funds also take into account the profit or loss of the underlying securities.

         Of course, there is no assurance that the Adviser will be able to achieve this goal or that the Fund will meet its investment objective. Additional information concerning the Investa Overwriting Strategy can be found in the section of this Prospectus entitled "MAIN RISKS" and in the Statement of Additional Information ("SAI").

         PORTFOLIO TURNOVER. The frequency of the Super Index Fund's portfolio transactions will vary from year to year and depend, to a large extent, on changes in the S&P 500 Index. Historically, the S&P 500 Index has experienced relatively low portfolio turnover and it is expected that this will continue. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. The Fund expects that its annual portfolio turnover rate will be less than 10%.


                              INVESTMENTWIZARD FUND

                                                        Ticker Symbol: _________

INVESTMENT STRATEGY

         To achieve its investment objective, the InvestmentWizard Fund will invest its assets in common stocks, preferred stocks, convertible preferred stocks and other securities having the characteristics of common stocks, such as American Depositary Receipts ("ADRs") and SPDRs, without regard to market capitalization. Although the Fund will invest primarily in equity securities, under normal market conditions it may invest a portion of its net assets in U.S. Government securities, high quality money market instruments and repurchase agreements. The Fund may invest in certain derivative instruments to hedge various market risks and to enhance the annual return of the Fund by utilizing the Investa Overwriting Strategy. As described above, through the Adviser's trading of Index Options pursuant to its Investa Overwriting Strategy, the Adviser seeks to capitalize on profit opportunities created by the fact that the U.S. stock markets have, over the long term, generally traded in relatively narrow ranges and the willingness of option buyers to pay a premium for the leverage that options provide. By strategically writing and/or buying Index Options in accordance with its Investa Overwriting Strategy, the Adviser believes that it will be able to enhance the overall annual return of the InvestmentWizard Fund.

         The Adviser uses the financial information provided by INVESTMENTWIZARD(SM), an interactive Internet database of Wall Street analysts' opinions, corporate insider activity and signals generated by technical indicators on stocks and indices and selects securities for the Fund based on its investment skill and on its analysis of such financial information.

         The InvestmentWizard Fund will not concentrate in any particular industry. The Adviser intends to diversify the Fund's portfolio among numerous industry sectors. However, the extent to which the Adviser invests in particular industries will be governed, to a large degree, by market conditions.

         The Adviser monitors the InvestmentWizard Fund's investments on a continuous basis and constantly reevaluates the Fund's holdings in order to maximize, to the extent possible, the capital appreciation of the portfolio. This process allows the Adviser to determine whether any of the Fund's investments have lost value or whether securities not held by the Fund seem poised for growth under developing market conditions, and to adjust the Fund's holdings accordingly. The Adviser does not anticipate this process to result in high portfolio turnover and does not intend to aggressively trade the InvestmentWizard Fund's assets. The Fund expects that its annual portfolio turnover rate will be, under normal conditions, less than 50%.

                                   MAIN RISKS

         All mutual funds carry a certain amount of risk. You may lose money on your investment in either Fund. The following describes the primary risks that are common to both the Super Index Fund and the InvestmentWizard Fund as well as risks which are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved. In addition, you should be aware that neither Fund has any operating history and the Adviser has no prior experience in acting as an investment adviser to a mutual fund.

         DIVERSIFICATION. Each Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, (a) a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of each Fund's total assets is not subject to this restriction. To the extent that either Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

         OTHER SECURITIES A FUND MIGHT PURCHASE. Under normal market conditions, each Fund will invest a substantial percentage of its total assets in common stocks, securities having the characteristics of common stocks or Index Options. If the Adviser believes that market conditions warrant a temporary defensive posture, or for liquidity purposes, either Fund may invest without limit in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities and repurchase agreements. More information about these investments is contained in the SAI.

         SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers amounting to no more than 25% of its assets. These transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to a fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss.

SUPER INDEX FUND RISKS
----------------------
         MARKET RISK. The net asset value of the Super Index Fund will fluctuate based on changes in the value of the underlying S&P 500 Index Securities and the Adviser's ability to correctly predict opportunities with respect to its trading of Index Options. The U.S. stock markets are susceptible to volatile fluctuations in market price. Market prices may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of a portion of the S&P 500 Index Securities is also subject to the risk that a specific segment of the stock market underperforms the overall market, thereby decreasing the value of companies comprising such segment. Under any of these circumstances, the value of the Fund's shares and its total return will fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

         INVESTA OVERWRITING STRATEGY. Successful implementation of the Investa Overwriting Strategy is dependent upon the Adviser's ability to correctly predict and trade Index Options and capitalize on the difference between the premiums received and paid by the Fund for such Index Options based on price fluctuations of those S&P Options. The failure of the Adviser to effectively implement its Investa Overwriting Strategy could result in the loss of a portion of your investment.

         PASSIVE MANAGEMENT OF S&P 500 SECURITIES. With regard to the purchase of S&P 500 Index Securities and the Super Index Fund's replication of the holdings of the S&P 500 Index, the Adviser employs a passive investment management approach and does not change the composition of the Fund's equity position based on its own economic, financial or market analysis. The inclusion of a security in the Fund's portfolio does not reflect an opinion by the Adviser regarding the particular security's attractiveness as an investment. In the event that a particular S&P 500 Index Security underperforms or suffers a sharp decline in market value, the Fund may not liquidate the investment unless such liquidation is also reflected in the S&P 500 Index. Under these circumstances, the net asset value of the Fund may decline, negatively impacting the value of your investment.

         FUND EXPENSES VERSUS INDEX PERFORMANCE. The investment performance of the portion of the Super Index Fund's net assets that are invested in S&P 500 Index Securities will not exactly match the investment performance of the S&P

500 Index because Fund expenses, including, management fees, brokerage commissions, and bid/ask spreads, do not exist for the S&P 500 Index, which is an unmanaged index. Additional factors such as the amount of any cash equivalents held in the Fund for liquidity purposes, the size of the Fund, and the timing, frequency and size of shareholder purchases and redemptions may also adversely affect the Fund's ability to exactly match the investment performance of the S&P 500 Index. Subject to the availability of funds required for the implementation of the Investa Overwriting Strategy, the Fund will use cash flows from shareholder purchase activity to maintain, to the extent feasible, the correlation between its holdings of S&P 500 Index Securities and the S&P 500 Index.

INVESTMENTWIZARD FUND RISKS
---------------------------
         MARKET RISK. The net asset value of the InvestmentWizard Fund can be expected to fluctuate based on changes in the value of the securities in which the Fund invests. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of the equity securities in which the Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

         RELIANCE ON INVESTMENTWIZARD(SM). The success of the Adviser's investment strategy for the InvestmentWizard Fund is dependent upon the Adviser's ability to effectively analyze the financial information provided by INVESTMENTWIZARD(SM). The Fund may not achieve its objective if the Adviser's analysis of this information is incorrect.

         FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated directly with investing in U.S. securities. These risks include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, and brokers; lack of uniform accounting and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that affect investment in foreign countries.


                  MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

INVESTMENT ADVISER

         Investa, Inc. has been retained under an Investment Advisory Agreement with Investa Management Co., Inc. (the "Company") on behalf of each Fund to serve as each Fund's investment adviser, subject to the authority of the Board of Directors. The Adviser is a privately-held, New York based investment advisory and money management company, registered as an investment adviser with the Securities and Exchange Commission. The Adviser manages index option writing strategies and common stocks for a small group of investors. The Adviser's principal office is located at 551 Fifth Avenue, New York, New York 10176.

         The Adviser developed the Investa Overwriting Strategy, an index option writing technique with the goal of enhancing the performance and increasing the income of stock, bond and cash portfolios it manages. Using the Investa Overwriting Strategy, the Adviser consistently earned honors in the United States Investing Championships, a contest sponsored by Dr. Norm Zadeh from 1984 to 1995 which required the management of actual (and not hypothetical) client accounts. The competition was divided into mutual fund, stock, option, option writing and futures divisions. The Adviser won the option writing division twice, in 1985 and 1993, placed second twice in 1984 and 1994, and placed third four times in 1988, 1989, 1991 and 1992, The Adviser did not participate in the contest in either 1986, 1987 or 1990.

         The Adviser provides each Fund with investment advice and supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Company who are affiliated with the Adviser.

PORTFOLIO MANAGERS

         DEREK J. HOGGETT has served as the President and Chief Executive of the Adviser since he founded the Adviser in 1981 (the name of the Adviser was changed from Hoggett & Company to Investa, Inc. in 1982). Mr. Hoggett is primarily responsible for the day-to-day implementation of the Investa Overwriting Strategy and the management of each Fund. In the event that Mr. Hoggett ceases to be affiliated with the Adviser, the ability of the Adviser to successfully conduct its business could be adversely affected.

         Mr. Hoggett entered the actuarial profession upon graduating from the University of London with a B.S. in Mathematics (with Honors) in 1968 and soon developed an interest in investment management. He switched full time to investment management in 1971. Mr. Hoggett is qualified with the National Association of Securities Dealers as a Registered Representative, a General Securities Principal, a Registered Options Principal and a Financial & Operations Principal. After being employed as a stockbroker with Merrill Lynch and Rotan Mosle (now a part of Paine Webber), Mr. Hoggett formed the Adviser in 1981. He is a pioneer of on-line investment analysis and databases and in 1983 founded Telescan, Inc., a leading Internet investment database and a publicly-traded company, where he served as its President until 1986. In 1988, Mr. Hoggett founded Oz Software, Inc., a publisher of the acclaimed Internet investment database, INVESTMENTWIZARD(SM).

         At various times since the formation of the Adviser, Mr. Hoggett has been interviewed on a variety of financial issues by several print publications and television programs, including Nightly Business Report, MacNeil-Lehrer Newshour, Financial News Network, Texas Business, Texas Monthly, Top Trader Insight, Financial Services Week, The Robb Report, Houston Business Journal and USA Today.

         SCOTT B. STOKES, who serves with Mr. Hoggett as the Funds' Portfolio Manager, received a B.S. in Mechanical Engineering and a B.A. in Economics from Rice University in 1991. He joined the Adviser as a research analyst in 1989. Mr. Stokes was promoted to Portfolio Manager in 1990, and to Vice President of the Adviser in 1995.

ADVISORY FEE

         Under the Investment Advisory Agreement, each Fund will pay the Adviser monthly in arrears an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets. The advisory fee is higher than most comparable mutual funds since the Adviser will be utilizing the Investa Overwriting Strategy to enhance returns through Index Option trading. Implementation of the Investa Overwriting Strategy requires extensive computer simulation to determine the most profitable strategy available to each Fund in each stage of the market cycle. Most index mutual funds that use option strategies use them primarily for hedging purposes.

OTHER EXPENSES

         Each Fund pays certain operating expenses directly, including, but not limited to custodian, audit and legal fees, fees of the independent directors, costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders, insurance expenses, and costs of registering its shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.

ADMINISTRATOR

         The Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $6 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

         ADS provides all administrative services necessary for each Fund, subject to the supervision of the Company's Board of Directors.

         For the services rendered to each Fund by the Administrator, each Fund pays the Administrator an annual monthly fee equal to___% of the daily average net assets of such Fund. Each Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as each Fund's transfer agent and performs fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent."

DISTRIBUTOR

         ADS Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as distributor for each Fund's shares in exchange for an annual distribution fee equal to $____________. The Distributor will be responsible for the promotional and advertising expenses related to the distribution of each Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of each Fund's shares. The Distributor will use its annual fees, together with each Fund's distribution and service plan fees to pay these expenses and compensate financial intermediaries for providing distribution assistance with respect to the sale of each Fund's shares. See "MANAGEMENT OF FUND" in the SAI.


                               VALUATION OF SHARES

         Each Fund computes its respective net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the NYSE (currently 4:00 p.m., New York time).

         Fund securities for which market quotations are readily available are valued at market value. Fund securities for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors which determines valuations for normal and institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         Short-term investments held by either Fund that mature in sixty (60) days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

         Shares of each Fund are sold on a continuous basis. The minimum initial investment in either Fund is $1,000 (except for retirement accounts for which the minimum is $500). A Fund may waive or reduce its minimum initial investment from time to time. If funds are received after the close of business, the purchase will become effective on the next business day. The purchase price paid for each Fund's shares is the next determined net asset value of the shares after the order is placed. See "NET ASSET VALUE" herein.

         Additional investments of $100 or more may be made at any time by purchasing shares of the Fund at net asset value by mailing a check to the appropriate Fund at the address noted under "PURCHASES BY MAIL" or by wiring monies to the clearing bank as outlined below from the bank with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit federal funds by wire to the appropriate Fund.


PURCHASES BY TELEPHONE

         To open an account by telephone, call (877) 732-7696 to obtain an account number and instructions. Information, including the appropriate federal tax identification number, concerning the account will be taken over the phone. Subject to acceptance by the Transfer Agent, shares of each Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to The Chase Manhattan Bank from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:

                            The Chase Manhattan Bank
                              Huntington, New York
                                 ABA# 021000021
                            Account# _______________
                             F/B/O Super Index Fund
                                     AND/OR
                           F/B/O InvestmentWizard Fund
                              Shareholder Account #

         You are required to mail a signed application to the Transfer Agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund whose shares are being purchased or on days the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received by the Fund. There is presently no fee for the receipt of wired funds, but each Fund reserves the right to charge shareholders for this service.

PURCHASES BY MAIL

         Subject to acceptance by the Transfer Agent, an account may be opened by completing and signing an account application and mailing it to the appropriate Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to either:

                  Super Index Fund AND/OR InvestmentWizard Fund
                        c/o American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132

         Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to a Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Transfer Agent. In the event that there are insufficient funds to cover a check, such prospective investor will be assessed a $15.00 charge.

         All purchases of each Fund's shares will be made in full and fractional shares calculated to three decimal places. Neither Fund will issue stock certificates evidencing ownership of its shares, except upon request by the shareholder.


                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

         Your shares will be redeemed at the net asset value next determined after receipt of your instructions in "good order" as explained below. Each Fund's net asset value will fluctuate on a daily basis.

         To redeem your shares, you may either contact the Fund's Administrator with an oral request or send a written request directly to the Transfer Agent. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Please contact the Transfer Agent or refer to the SAI for more details.

         Shares of each Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by each Fund.

BY MAIL

         Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." Requests should be addressed to:
Investa Management Co., Inc./Super Index Fund and/or InvestmentWizard Fund (as the case may be), c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132.

         Requests in "good order" must include the following documentation:

          (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (b) any required signature guarantees (see "SIGNATURE GUARANTEES" below); and

          (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES

         To protect your account, each Fund and the Transfer Agent from fraud, signature guarantees are required to enable each Fund to verify the identity of the person who has authorized a redemption of $5,000 or more from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and/or the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact either Fund at (877) 732-7696 for further details.

BY TELEPHONE

      If the Telephone Redemption Option has been authorized, you may redeem your shares by calling the Fund and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Provided that the Transfer Agent employs reasonable procedures to confirm that the instructions are genuine, you bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The procedures employed by the Funds in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

PAYMENT OF REDEMPTION PROCEEDS

         After your shares have been redeemed, proceeds will normally be mailed within three (3) business days. In no event will payment be made more than seven
(7) days after receipt of your order in "good order", except that payment may be postponed or the right of redemption suspended for more than seven (7) days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System until such time as the check has cleared the banking system (normally up to fifteen (15) days from the purchase date).

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of either Fund to make a payment, wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of either Fund's securities so received in payment of redemptions.

INVOLUNTARY REDEMPTION

         Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as a result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed thirty (30) days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

         We offer several shareholder service options to make your account easier to manage which are listed on the account application. Please make note of these options and select the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM

         You may arrange to make additional automated purchases of each Fund's shares. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact the Administrator or the Transfer Agent to obtain authorization forms or for additional information.

TAX-QUALIFIED RETIREMENT PLANS

         Both Funds are available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

         |_| Individual Retirement Accounts ("IRAs"), Simple IRAs and Roth IRAs; |_| 403(b) plans for employees of public school systems and non-profit organizations;
         |_| 401(k) Plans; or
         |_| Profit-sharing plans and pension plans for corporations and other employees.

         You can also transfer your tax-deferred plan to us from another company or custodian. Call or write the Administrator for a "REQUEST TO TRANSFER" form.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

         Each Fund will mail you confirmations of all of your purchases or redemptions of Fund shares. In addition, you will also receive account statements on a quarterly basis from the Transfer Agent. You will also receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semi-annual reports that list securities held by that Fund and include its then current financial statements.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital loss carryovers.

         As a shareholder in either Fund, you can choose from three distribution options:

         --    Reinvest all distributions in additional shares;

         -- Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

         --    Receive all distributions in cash.

          You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the Fund at net asset value. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

          If a check representing a distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in either Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund in which you were invested at the then-current net asset value per share. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund in which you were invested.

                          DISTRIBUTION AND SERVICE PLAN

          The Funds have each adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plans provides that each Fund will compensate the Distributor by paying the Distributor a monthly fee equal to one-quarter (0.25%) percent of each Fund's average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Funds, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are shareholders of the Fund for providing distribution assistance. Fees paid under either Plan may not be waived for individual shareholders. For further information regarding each Plan, see "SHAREHOLDER SERVICING AND DISTRIBUTION PLAN" in the SAI.



                                   TAX STATUS

         Each Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Each Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute taxable income to shareholders.

         Distributions by the Funds are generally taxable to shareholders as ordinary income. Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income.

         Any redemption of either Fund's shares is a taxable event that may result in a capital gain or loss.

         For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "TAXATION" in the SAI. Before investing in either Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.


                             PERFORMANCE INFORMATION

         Each Fund's investment performance may, from time to time, be included in advertisements about such Fund. "Total Return" for the one (1), five (5) and ten (10) year periods (or for the life of each Fund, if shorter) through the most recent quarter represents the average annual compounded rate of return on an investment of $1,000 in each Fund invested at the public offering price. Total return may also be presented for other periods.

         All performance data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio and each Fund's operating expenses. Investment performance also often reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. A Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.


                               GENERAL INFORMATION

GENERAL

         The Super Index Fund and InvestmentWizard Fund are each a series of Investa Management Co., Inc., a Maryland corporation.


YEAR 2000 COMPLIANCE

         As January 1, 2000 approaches, an issue has emerged regarding whether existing application software programs and operating systems can accommodate this date value ("Year 2000 Problem"). Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with each Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that either Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the Year 2000 Problem will have a material impact on each Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on either Fund.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         Star Bank, N.A. serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund. American Data Services, Inc., the Administrator, also acts as each Fund's transfer and dividend agent. Each Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses for rendering such transfer and dividend agency services.

                        COUNSEL AND INDEPENDENT AUDITORS

         Legal matters in connection with the Company, including the issuance of shares of common stock of each Fund, are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. __________________________, have been selected as independent accountants for each Fund.

                              FOR MORE INFORMATION
                          INVESTA MANAGEMENT CO., INC.

SUPER INDEX FUND                                     INVESTMENTWIZARD FUND
SEC FILE NUMBER ___-_______                          SEC FILE NUMBER ___-_______


More Information on either of these Funds is available free upon request, including the following:

ANNUAL AND SEMIANNUAL REPORTS
Describes each Fund's performance, lists each Fund's holdings and contains a letter from the Fund's Adviser discussing recent market conditions, economic trends and strategies that significantly affect a particular Fund's performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference herein (and is legally considered part of this prospectus).

TO OBTAIN INFORMATION:
BY TELEPHONE:                               BY E-MAIL:
-------------                               ----------
(877) 732-7696                              Send your request to _________.com

BY MAIL:
--------
Super Index Fund and/or InvestmentWizard Fund
c/o American Data Services, Inc.
The Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, New York 11588

ON THE INTERNET:
----------------
Text only versions of Fund documents can be viewed online or downloaded from

SECURITIES AND EXCHANGE COMMISSION: http://www.sec.gov
-----------------------------------        -----------

You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. (phone at (1) (800) SEC-0331) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                          INVESTA MANAGEMENT CO., INC.

                                SUPER INDEX FUND
                              INVESTMENTWIZARD FUND





                       STATEMENT OF ADDITIONAL INFORMATION


                               _____________, 1999



                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Investment Objective, Policies and Restrictions................................2
Directors and Executive Officers..............................................11
Investment Advisory and Other Services........................................13
Shareholder Servicing & Distribution Plan.....................................15
Portfolio Transactions and Allocation of Brokerage............................15
Taxation......................................................................16
Voting and Ownership of Shares................................................17
Purchase of Shares............................................................17
Dividends and Distributions...................................................18
Net Asset Value ..............................................................18
Performance Comparisons.......................................................19
Redemption of Shares..........................................................19
Counsel and Independent Auditors..............................................19
Other Information.............................................................20



This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated _________, 1999, as may be amended from time to time, of the Super Index Fund and the InvestmentWizard Fund, individually or collectively, a "Fund" or the "Funds"), each a series of Investa Management Co., Inc. (the "Company"). Investa, Inc. (the "Adviser") is the investment adviser to each Fund. A copy of the Prospectus for these Funds may be obtained from each Fund by writing c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or by calling (516) 951-0500.

                INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS

         The investment objective of the Super Index Fund is to provide investors with annual returns that exceed the annual returns of the Standard & Poor's 500 Composite Market Index (the "S&P 500 Index") by investing in a diversified portfolio of the common stock of each of the companies comprising the S&P 500 Index and implementing the Investa Overwriting Strategy which involves the writing and/or buying of certain index options, as described in the Prospectus, that have a direct correlation to the S&P 500 Index ("Index Options") according to a proprietary quantitative investment model developed by the Adviser.



         The investment objective of the InvestmentWizard Fund is to provide investors with above-average long-term capital appreciation by investing in the equity securities of U.S. and non-U.S. companies according to the Adviser's analysis of financial information provided to the Adviser by INVESTMENTWIZARD(SM), an interactive Internet database developed by the Adviser.



         The discussion below supplements the information contained in the Prospectus with respect to the investment policies and the primary risks that are common to both the Super Index Fund and the InvestmentWizard Fund as well as risks which are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.



         INVESTMENT POLICIES AND ASSOCIATED RISKS
         ----------------------------------------

         The following paragraphs provide a more detailed description of the investment policies and their associated risks identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.



         MUTUAL FUNDS AS PART OF AN INVESTMENT PROGRAM. Neither the Super Index Fund nor the InvestmentWizard Fund, individually or collectively, constitutes a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. The Funds are both subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.



         EQUITY INVESTING. An investment in either of the Super Index Fund or the InvestmentWizard Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by either of these Funds may result in an adverse effect on the value of your investment. There can be no assurances that either Fund will be able to absorb (without significant loss of a portion of your investment), the potentially negative effects of such market decline.


         CONVERTIBLE SECURITIES AND WARRANTS. The InvestmentWizard Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).



         STANDARD & POOR'S DEPOSITARY RECEIPTS AND DIAMONDS

         Each of the Super Index Fund and the InvestmentWizard Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange")which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.



         The Funds may also invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.



         SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by the Funds. Moreover, the Funds' investment in SPDRs and DIAMONDS may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for each of the Funds due to transaction costs and other Fund expenses. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between each of the trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the Funds. Under these type circumstances, the value of the SPDRs or DIAMONDS held by each of the Funds will have a negative impact on the net asset value of the trusts.



FOREIGN INVESTMENTS AND CURRENCIES

         The InvestmentWizard Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States. Such investments include the following:

         AMERICAN DEPOSITARY RECEIPTS. The InvestmentWizard Fund may invest in American Depositary Receipts ("ADRs") or other forms of depositary receipts. ADRs are receipts typically issued in connection with a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of foreign securities involve certain inherent risks generally associated with investments in foreign securities, including the following:

         POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.



         CURRENCY FLUCTUATIONS. The InvestmentWizard Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.



         TAXES. The interest and dividends payable on certain of this Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.



         SHORT-TERM INVESTMENTS. While seeking desirable equity mutual fund investments or common stocks whose price history and expected performance lend themselves to the Adviser's method for investment or for liquidity or temporary defensive purposes, each of the Super Index Fund and the InvestmentWizard Fund may invest in money market funds and/or money market instruments consisting of the following:



         BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Either Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by either of the Funds will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.



         Domestic banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.



         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.



         GOVERNMENT OBLIGATIONS. Each of the Super Index Fund and the InvestmentWizard Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

         Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.



         USE AND RELIANCE ON INVESTMENTWIZARD(SM). The Adviser will seek to enhance the performance of the InvestmentWizard Fund by utilizing financial information provided by INVESTMENTWIZARD(SM), an interactive Internet database of Wall Street analysts' opinions, corporate insider activity and signals generated by technical indicators on stocks and indices. The Adviser will select securities for the Fund based on its investment skill and on its analysis of the analysts' opinions and insider activity on INVESTMENTWIZARD(SM) and on its analysis of the track record of technical indicators that generate signals on stocks and indices.



         The success of the Adviser's investment strategy for the InvestmentWizard Fund is dependent upon (i) the reliability and accuracy of the financial information provided through INVESTMENTWIZARD(SM) and (ii) the Adviser's ability to analyze this information and effectively exploit its analysis to achieve the Fund's objective. There is no guarantee that the financial information provided on INVESTMENTWIZARD(SM) will be reliable or accurate, that the Adviser's analysis will lead to the successful implementation of the Fund's investment strategy or that the Fund will achieve its investment objective.



         INVESTA OVERWRITING STRATEGY. A fundamental aspect of the investment strategies of both the Super Index Fund and the InvestmentWizard Fund is the enhancement of fund performance by utilizing a proprietary quantitative investment model, the "Investa Overwriting Strategy", which was developed by the Adviser in 1984 for use in the management of its private accounts. Through the Adviser's trading of Index Options, the Investa Overwriting Strategy seeks to capitalize on profit opportunities created by the fact that the U.S. stock markets have, over the long term, generally traded in relatively narrow ranges and the willingness of option buyers to pay a premium for the leverage that options provide. By strategically writing and/or buying Index Options in accordance with the Investa Overwriting Strategy, the Adviser believes that it will be able to achieve its investment goal of enhancing the overall annual return of each Fund. The success of the Investa Overwriting Strategy depends on the Adviser's ability to correctly predict, identify and exploit these opportunities.



         Each of the Funds will receive premiums when it writes Index Options. The buyers of these Index Options will have the right to exercise those Index Options and acquire the cash equivalent of the underlying securities from (if a call Option) or sell the cash equivalent of the underlying securities to (if a put Option) a Fund at the predetermined option exercise price. The success of the Investa Overwriting Strategy depends on the Fund receiving option overwriting premium income on opening transactions that exceeds the option premium the Fund pays on closing transactions and does not depend on the profit or loss of the underlying securities. Most mutual funds that use option strategies to hedge portfolio positions do not depend solely on the option profit or loss to justify the use of options, because such funds also take into account the profit or loss of the underlying securities. A more detailed discussion of writing covered and uncovered options on securities generally and the investment risks associated with such investments is set forth below.


         WRITING COVERED OPTIONS ON SECURITIES. Each of the Super Index Fund and the InvestmentWizard Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Adviser such transactions are consistent with either Fund's investment objective and policies. Call options written by a Fund gives the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.



         Either Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         Both Funds will receive a premium from writing a put or call option, which increases each of the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Funds limit their opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Funds assume the risk that they may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.



         Either Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Funds may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.



         PURCHASING CALL OPTIONS. Each of the Super Index Fund and the InvestmentWizard Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.



         RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Funds' option strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


         When either the Super Index Fund or the InvestmentWizard Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.



         The effective use of options also depends on the Funds' ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that either Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary market in options were to become unavailable, neither the Super Index Fund nor the InvestmentWizard Fund could engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.



         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.



         Disruptions in the markets for the securities underlying options purchased or sold by either of the Funds could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option would be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.



         Over-the-counter ("OTC") options purchased by either Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.



         INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. Each Fund may enter into stock index futures contracts related to the S&P 500 Index in furtherance of its investment objective. The Fund may also purchase and sell options on index futures contracts as those contracts relate to the S&P 500 Index.


         For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract could be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).



         There are several risks in connection with the use by a Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on the S&P 500 Index which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by a Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written (in this case the S&P 500 Index) may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.



         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of a Fund's portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less burdensome than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a profitable position over a short time period.



         OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


         OPTIONS ON INDICES. Each of the Super Index Fund and the
InvestmentWizard Fund may purchase and sell call and put options on the S&P 500 Index, S&P 100 Index, and other major market indices. Such options would be used in a manner identical to the use of options on index futures.



         INDEX WARRANTS. Each of the Super Index Fund and the InvestmentWizard Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of the S&P 500 Index ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         Each Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although each Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.



         ILLIQUID SECURITIES. Neither the Super Index Fund nor the InvestmentWizard Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with each Fund's investment restrictions.



         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.



         RESTRICTED SECURITIES. The SEC Staff currently takes the view that any delegation by the Board of Directors of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board of Directors. It is the present intention of the Board of Directors that, if the Board of Directors decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Board of Directors would consider what action would be appropriate in light of the Staff's position at that time.



         REPURCHASE AGREEMENTS. Each of the Super Index Fund and the InvestmentWizard Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         SECURITIES LOANS. Each of the Super Index Fund and the InvestmentWizard Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.



INVESTMENT RESTRICTIONS



         In addition to the investment objectives and policies set forth in the Prospectus and in this Statement of Additional Information, each of the Super Index Fund and the InvestmentWizard Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund's outstanding securities, as defined in the Investment Company Act of 1940. Non-fundamental investment restrictions of a Fund may be changed by the Board of Directors.



         As fundamental investment restrictions, the Funds will not:



       1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.


       2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than in connection with short sales as described above or as set forth in restriction number 4 below.



       3. Borrow amounts in excess of 10% of the cost or 10% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.



       4. Act as an underwriter of securities of other issuers, except insofar as the Company may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities.



       5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts. This restriction shall nor preclude the Funds from investing in banks or other financial institutions that have real estate or that buy and sell real estate.



       6. Make loans, in the aggregate, exceeding 25% of either Fund's total assets or lend either Fund's portfolio securities to broker-dealers if the loans are not fully collateralized or write call options on securities which are not fully covered.



       7. Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any other mutual fund.

       8. Change the nature of its business so as to cease to be an investment company.



       9. Purchase or retain securities of any issuer if any officer or director of the Company or the Adviser owns individually more than one-half (1/2%) percent of the securities of that issuer, or collectively the officers and directors of the Company and Adviser together own more than 5% of the securities of that issuer.



       10.Purchase from or sell to any officer or director of the Company or its Adviser any securities other than the shares of common stock of each Fund.



       11.Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in a particular industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government



       12.Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.



       13.On a joint or joint and several basis, participate in any trading account in securities.



       14.Allow its Adviser or officers or directors of itself or its Adviser to take long or short positions in shares of a Fund, except that such persons may purchase shares for their own account for investment purposes only at the price available to the public at the moment of purchase.


       15.Cause more than 5% of a Fund's total assets to be invested in the securities of companies that (including predecessors) have been in continuous operation for less than three years. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.



       The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.



       The Funds will not:



       1. Acquire securities for the purpose of exercising control over management.



       2. Invest more than 15% of its net assets in illiquid securities.



       Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.

                        DIRECTORS AND EXECUTIVE OFFICERS



       The following table contains information concerning the directors and officers of Investa Management Co., Inc. (the "Company"), and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.

    NOTE: IDENTITY AND DESCRIPTIONS OF THREE DISINTERESTED DIRECTORS TO COME



---------------------------------- ----------------------------- ----------------------------------------
                                   POSITIONS HELD WITH THE        PRINCIPAL OCCUPATION LAST FIVE YEARS
                                   COMPANY
NAME AND ADDRESS
---------------------------------- ----------------------------- ----------------------------------------

Derek J. Hoggett (Age 53)          President, Treasurer and      President, Secretary, and Treasurer of
                                   Chairman of the Board of      Investa, Inc., a registered investment
2215 Amberly Court                 Directors                     adviser and the Adviser to the Funds

Houston, TX  77063

---------------------------------- ----------------------------- ----------------------------------------
Scott B. Stokes (Age 31)           Vice President and            Vice President and Portfolio Manager
                                   Secretary                     of Investa, Inc., a registered
551 Fifth Avenue                                                 investment adviser and the Adviser to
                                                                 the Funds
New York, NY 10176

---------------------------------- ----------------------------- ----------------------------------------
Michael Miola (Age 46)             Director                      Chief Executive Officer of American
                                                                 Data Services, Inc.
c/o American Data Services, Inc.

The Hauppauge Corporate Center

150 Motor Parkway

Hauppauge, NY 11788
---------------------------------- ----------------------------- ----------------------------------------


       Mr. Derek J. Hoggett is the current President, Secretary and Treasurer of the Adviser.

       The members of the Audit Committee of the Board of Directors are Messrs. ______________ and __________________. Mr. ______________ acts as the chairperson of such committee. The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

       Those Directors who are officers or employees of the Administrator or its affiliates receive no remuneration from either Fund. Each disinterested Director receives a fee from each of the Funds for each regular quarterly and in-person special meeting of the Board of Directors attended. Members of the Board who are not affiliated with the Adviser or the Administrator receive an annual fee of $___________ plus $_____ for each Board meeting attended. Each Fund will pay a pro rata portion of the Directors' fees and expenses based on the net assets of the Fund and the other series of the Company. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.



       The following table sets forth the estimated compensation expected to be received by each Director from the Company during the fiscal year ending as of December 31, 1999.

-------------------------- =====================================================

 DIRECTOR                  AGGREGATE ANNUAL ESTIMATED COMPENSATION FROM THE
                                                   COMPANY
-------------------------- =====================================================
Derek J. Hoggett           NONE
-------------------------- =====================================================
Michael Miola              NONE
-------------------------- =====================================================
TO COME                    $__________
-------------------------- =====================================================


1. There are no family relationships among the directors, officers and/or management of the Company or the Adviser.





                     INVESTMENT ADVISORY AND OTHER SERVICES



       The investment adviser for each of the Funds is Investa, Inc., a Texas corporation organized in 1981. The Adviser will act as such pursuant to a written agreement which, after its initial two-year period, must be annually reapproved by the Board of Directors. The address of the Adviser is 551 Fifth Avenue, New York, New York 10176. The Adviser can also be contacted by telephone at (212) 599-4338.



CONTROL OF THE ADVISER



       The common stock of the Adviser is wholly-owned and controlled by Mr. Derek J. Hoggett, who is also the President, Secretary, and Treasurer of the Adviser. As of the date of this SAI, total assets under management by the Adviser were in excess of $1,000,000.



INVESTMENT ADVISORY AGREEMENT



       The Adviser acts as the investment adviser to each Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).



       The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Company, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.



       Under the Investment Advisory Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or either of the Funds.

       The same security may be suitable for each of the Funds or other private accounts managed by the Adviser. If and when either of the Funds or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund or account. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

ADMINISTRATOR



       The Administrator for each Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.



       Pursuant to an Administrative Service Agreement with the Company, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.



       The Administrative Service Agreement is terminable by the Board of Directors of the Company or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.



       Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund;
(ii) overseeing the performance of administrative and professional services to the Fund by others, including each Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement and each Fund's Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing each Fund's tax returns, and preparing reports to each Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with each Fund's counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws;
(v) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.



       The Administrator, pursuant to the Fund Accounting Service Agreement in place with the Company, provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among each Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of each Fund.


ADMINISTRATOR'S FEES



       For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Funds each also pay the Administrator for any out-of-pocket expenses. These fees are set forth in each Fund's Prospectus.



       In return for providing the Funds with all accounting related services, each Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT



       Star Bank, N.A. serves as custodian for each Fund's cash and securities (the "Custodian"). Pursuant to a Custodian Agreement with the Company on behalf of each Fund, it is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. American Data Services, Inc., the Administrator, also acts as each Fund's transfer and dividend agent.



DISTRIBUTION AGREEMENT



       Pursuant to a Distribution Agreement with the Company on behalf of each Fund, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of that Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.





                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN



       The Funds have each adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested directors of the Fund, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of each Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.


       Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to each of the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of each Fund's proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of each of the Funds; and provide such other related services as either Fund or a shareholder thereof may request.



       The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Funds; to compensate certain financial intermediaries for providing assistance in distributing each Fund's shares; (ii) to pay the costs of printing and distributing each Fund's Prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of each Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which either Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.



       Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in either Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in either Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.



       The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Funds' position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Funds' position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to either Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



       In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by each Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Directors. In addition, the Plan requires each Fund and the Distributor of each Fund to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Directors.



OTHER EXPENSES



       The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of each the Funds, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE



       Each Fund's assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each of the Funds.



       U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.



       In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers including, the Distributor, to execute portfolio transactions on behalf of each Fund primarily on the basis of best price and execution.



       When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to either Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account.



       Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by each Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by each Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


       It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing funds. The management fee paid by each Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

       As permitted by Section 28(e) of the 1934 Act, the Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause each Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.



       Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.





                                    TAXATION



       Each of the Funds intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.



       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.


       Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from each Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from either Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by a Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by each Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.



       Distributions paid by each Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by each Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when either Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of either Fund's investment return.



       Any redemption of a Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares.



       Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

       Ordinarily, distributions and redemption proceeds paid to fund shareholders are not subject to withholding of federal income tax. However, 31% of each of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.



       The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether either of the Funds is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.





                         VOTING AND OWNERSHIP OF SHARES



       Each share of each Fund has one vote in the election of Directors. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.



       On June ___, 1999, the Adviser invested $50,000 in shares of each Fund at $10.00 per share, as seed capital. The Adviser will control the Fund until public shareholders begin investing in each of the Funds thereby diluting the ownership of Fund shares by the Adviser.



                               PURCHASE OF SHARES



       Shares of the Funds may be purchased at the net asset value per share next determined after receipt of an order by a Fund's Distributor in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Each Fund's minimum initial investment is $1,000 (except for retirement accounts for which the minimum initial investment is $500) and the minimum subsequent investment is $100.





                           DIVIDENDS AND DISTRIBUTIONS



       Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.



       Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.



       The net investment income of each Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                 NET ASSET VALUE



       The method for determining each Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of a Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.





                             PERFORMANCE COMPARISONS



       Total return quoted in advertising and sales literature reflects all aspects of each Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in a Fund's net asset value during the period.


       Each Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:



                                 P(1 + T)n = ERV



Where:



          P        =                a hypothetical initial investment of $1000



          T        =                average annual total return



          n        =                number of years



          ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).



       Because the Funds have not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.



       Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in each Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

       In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.



       Each Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also each utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.



       The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.


         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.



         Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.



         CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.



         Independent publications may also evaluate each Fund's performance. The Funds may from time to time each refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                              REDEMPTION OF SHARES



         Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


         Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, directors and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.



         Share purchases and redemptions are governed by Maryland law.





                       COUNSEL AND INDEPENDENT ACCOUNTANTS



         Legal matters in connection with the Company, including the issuance of shares of common stock of each Fund, are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. ______________________________ has
been selected as independent accountants for each of the Funds.





                                OTHER INFORMATION



         The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the 1940 Act since June , 1999. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.



         For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                              FINANCIAL STATEMENTS



               NOTE: AUDITED BALANCE SHEET OF THE COMPANY TO COME

                                     PART C
                                     ------



ITEM 23.  EXHIBITS.



                   *(1)    Articles of Incorporation;

                   *(2)    By-Laws of the Company;

                    (3)    Not Applicable.

                  **(4)    Investment Advisory Agreements.

                  **(5)    Distribution Agreement.

                    (6)    Not Applicable.

                  **(7)    Custody Agreement.

                  **(8.1)  Administrative Service Agreement.

                  **(8.2)  Transfer Agency Agreement.

                  **(9) Opinion of Spitzer & Feldman P.C. as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus.

                  **(10)   Consent of  __________________, independent
                           accountants.

                    (11)Not Applicable.

                  **(12)  Subscription Letter.

                    (13)   Not Applicable.

                  **(14)   Financial Data Schedule.

                  **(15)   Distribution Plan.

*   Filed herewith

**  To be filed by Amendment

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  Not applicable



ITEM 25.  INDEMNIFICATION.



               (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:



               "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.



                 (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."



ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

       Investa, Inc. serves as investment adviser to each Fund. Set forth below are the names of the directors and officers of the Adviser:



       Derek J. Hoggett                  President,   Secretary,  Treasurer,
                                         and Director

       Scott B. Stokes                   Vice President

ITEM 27.  PRINCIPAL UNDERWRITER.



          (a) The principal underwriter of the Company's shares currently acts as a principal underwriter for other investment companies.



          (b) The following table contains information with respect to each director, trustee, officer or partner of each principal underwriter named in the answer to Item 20:



      (1)                         (2)                          (3)

 Name and Principal        Positions and Offices        Positions and Offices
 Business Address*          With Underwriter              With Registrant
 -----------------          ----------------              ---------------



 Michael Miola*            Treasurer, Director          None
                           Chairman





*c/o The Hauppauge Corporate Center
  150 Motor Parkway
  Hauppauge, NY 11788




ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.



         The accounts and records of the Company required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at the office of the Adviser at 551 Fifth Avenue, New York, New York 10176. The Adviser can also be contacted by telephone at (212) 599-4340; except transfer agency records which are maintained at the offices of the Administrator, American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 and custodial records which are maintained at the offices of the Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.



ITEM 29  MANAGEMENT SERVICES.

                  Not Applicable



ITEM 30. UNDERTAKINGS.

                  Not Applicable

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 7th day of June, 1999.



                                               INVESTA MANAGEMENT CO., INC.





                                                By: /S/  DEREK J. HOGGETT
                                                    ---------------------------
                                                    Derek J. Hoggett, President



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.







/S/ DEREK J. HOGGETT       President, Treasurer, and
--------------------       Chairman of the Board of Directors       June 7, 1999
Derek J. Hoggett





/S/ MICHAEL MIOLA          Director
-----------------                                                   June 7, 1999
Michael Miola









     The above persons signing as Directors are all of the members of the Company's Board of Directors.